                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              Amendment No. 1 to
                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2000



            METRICOM, INC.                        METRICOM FINANCE, INC.
(Exact name of registrant as specified    (Exact name of registrant as specified
            in its charter)                           in its charter)
               DELAWARE                                  DELAWARE
     (State or other jurisdiction           (State of or other jurisdiction of
           of incorporation)                          incorporation)
              77-0294597                                77-0529272
   (IRS Employer Identification No.)         (IRS Employer Identification No.)
                0-19903                                333-91359-01
       (Commission File Number)                  (Commission File Number)




                             980 UNIVERSITY AVENUE,
                        LOS GATOS, CALIFORNIA 95030-2375
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (408) 399-8200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C) Exhibits.

             EXHIBIT NO.        DESCRIPTION

                1.3 Terms Agreement dated February 2, 2000 among Metricom, Inc., Metricom Finance, Inc. and the underwriters named therein relating to the issuance and sale of $300,000,000 aggregate principal amount of their 13% Senior Notes due 2010.




                                       2.

                          SIGNATURES OF METRICOM, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 15, 2000                        METRICOM, INC.


                                               By: /s/ James E. Wall
                                                   ----------------------------
                                                   James E. Wall
                                                   Chief Financial Officer



                      SIGNATURES OF METRICOM FINANCE, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   February 15, 2000                      METRICOM FINANCE, INC.


                                               By: /s/ James E. Wall
                                                   ----------------------------
                                                   James E. Wall
                                                   Chief Financial Officer






                                       3.

                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
------         -----------

1.3            Terms Agreement dated February 2, 2000 among Metricom, Inc.,
               Metricom Finance, Inc. and the underwriters named therein relating to the issuance and sale of $300,000,000 aggregate principal amount of their 13% Senior Notes due 2010.
